UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                         ___________________

                              FORM 8-K

                           CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

 Date of report (Date of earliest event reported):  September 1, 2005

                      United Mortgage Trust
      (Exact Name of Registrant as Specified in its Charter)

                             Maryland
           (State or Other Jurisdiction of Incorporation)

000-32409						75-6493585
(Commission File Number)	(I.R.S. Employer Identification Number)

                  5740 Prospect Avenue, Suite 1000
                         Dallas, TX 75206
        (Address of Principal Executive Office) (Zip Code)

                         (214) 237-9305
        (Registrant's Telephone Number, Including Area Code)

                                 N/A

    (Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneouslysatisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))



Item 1.01 	Entry into Material Definitive Agreement.

    On September 1, 2005, United Mortgage Trust, a real estate investment trust organized under the laws of the State of Maryland ('Company'), announced that it has entered into an Agreement and Plan of Merger dated September 1, 2005 ('MergerAgreement') with UMT Holdings, L.P., a Delaware limited partnership, pursuant to which the Company would merge with and into UMT Holdings ('Merger'). UMTHoldings would survive the Merger and the general partner of UMT Holdings would manage the business of the combined company following the Merger.

      If the Merger is consummated, each share of beneficial interest of the Company will be converted into the right to receive one 8.5% Class A Senior Subordinated Debenture of UMT Holdings in the original principal amount of $20.00.

      The Merger was recommended by all of the independent trustees of the Company and unanimously approved and adopted by the full Board of Trustees of the Company which recommended that the Merger be submitted for consideration at a special meeting of the shareholders of the Company. The Merger is subject to several closing conditions including obtaining the approval of the Company's shareholders holding at least 80% of the outstanding shares of beneficial interest of the Company (other than shares held by the Company's trustees or their affiliates or UMT Advisors, Inc. which manages the day-to-day operations of the Company ('Advisor')), obtaining regulatory approvals, and satisfying other customary closing conditions. The parties currently anticipate that the Merger will be completed during the fourth quarter of 2005.

      UMT Holdings is owned primarily by persons that (1) were formerly owners of businesses that originated residential mortgages and contracts for deed that were pledged to the Company as collateral for funds borrowed from the Company, and provided loan servicing to the Company and (2) are owners and officers of the Advisor. UMT Holdings pledges interim mortgages to the Company as collateral for loans from the Company to UMT Holdings, and UMT Holdings also provides loan servicing and real estate owned asset management services to the Company. The Merger would combine the loan origination and funding components of their businesses in one entity. UMT Holdings and the Advisor are controlled by the same persons and, as related parties, they have potential conflicts of interest arising out of the Merger.

      The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Item 8.01	Other Events.

	On September 1, 2005, the Company issued a press release regarding the Merger Agreement and the proposed Merger. A copy of such press release is furnished herewith as Exhibit 99.1. Such press release is being furnished and shall not be deemed 'filed' for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such Section. Such press release shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)   Financial Statement of Business Acquired

      Not applicable.

(b)   Pro forma Financial Information

      Not applicable.

(c)   Shell Company Transactions

      Not applicable.

(d)   Exhibits

	99.1	Press Release dated September 1, 2005.



                                         SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                UNITED MORTGAGE TRUST



Date: September 2, 2005			      	/s/ Christine A. Griffin
						By:   Christine A. Griffin
						Its:  President



Exhibit 99.1

                        FOR IMMEDIATE RELEASE

UNITED MORTGAGE TRUST SIGNS MERGER AGREEMENT WITH UMT HOLDINGS, L.P.


DALLAS, TEXAS, September 1, 2005. United Mortgage Trust ('Company'), announced today that the Company and UMT Holdings, L.P. ('UMT Holdings'), have entered into an Agreement and Plan of Merger ('Merger Agreement') pursuant to which the Company will merge with and into UMT Holdings (the 'Merger').
UMT Holdings, which is a limited partnership, would survive the Merger and the general partner of UMT Holdings would manage the business of the combined company following the Merger.

If the Merger is consummated, each share of beneficial interest of the Company will be converted into the right to receive one 8.5% Class A Senior Subordinated Debenture of UMT Holdings in the original principal amount of $20.00 ('Class A Debenture').

Cricket Griffin, the Company's President stated: 'We are very excited about the opportunities we believe will result from this merger, which will combine the loan origination and funding components of both companies and enable us to further diversify United Mortgage Trust's real estate investments and expand our business because we will no longer be bound by the restrictions applicable to Real Estate Investment Trusts.'

The Merger was recommended by all of the independent trustees of the Company and was unanimously approved by the full Board of Trustees of the Company. The transaction is subject to several closing conditions including obtaining the approval of Company shareholders holding 80% of the outstanding Company shares (other than shares held by the Company's Advisor or Company trustees or their affiliates), obtaining certain regulatory approvals and satisfying other customary closing conditions. The parties currently anticipate that the Merger will be completed during the fourth quarter of 2005.

Southwest Securities, Inc. acted as financial adviser to the Company and provided a fairness opinion to the Board of Trustees of the Company. Butzel Long acted as legal adviser to the Company, Haynes and Boone LLP acted as legal adviser to the Independent Committee and Gibson, Dunn & Crutcher LLP acted as legal adviser to UMT Holdings.

Pending the completion of the Merger, the Company intends to continue to make monthly distributions to its shareholders and to maintain the Company's dividend reinvestment plan. Pursuant to applicable rules of the Securities and Exchange Commission ('Commission'), the Company's Board of Trustees has suspended the Company's share redemption plan. If the Merger is consummated, UMT Holdings anticipates that it will make monthly interest payments to holders of Class A Debentures, and, if UMT Holdings registers additional securities, that it will offer a distribution reinvestment plan and a repurchase program with respect to the Class A Debentures.

About United Mortgage Trust

United Mortgage Trust is a Texas-based real estate investment trust that invests in mortgages and contracts for deed. United Mortgage Trust was organized in 1996 under the laws of the State of Maryland to acquire mortgages and contracts for deed that are not insured or guaranteed by a federally owned or guaranteed mortgage agency with borrowers who do not satisfy all of the income ratios, credit record criteria, loan-to-value ratios, employment history and liquidity requirements of conventional mortgage financing. These mortgages are serviced by United Mortgage Trust and Prospect Service Corporation, Inc., a subsidiary of UMT Holdings. For more information, please visit www.unitedmortgagetrust.com.

About UMT Holdings, L.P.

UMT Holdings is a real estate finance partnership based in Texas. UMT Holdings originates and purchases interim mortgage loans, provides asset management services and services residential mortgages. UMT Holdings also holds profit participation interests in United Development Funding, L.P. and United Development Funding II, L.P., which are real estate partnerships that originate and purchase residential real estate acquisition and development loans and make real estate related equity investments. UMT Holdings' partners include persons who are officers and owners of the Company and UMT Advisors, Inc., which manages the Company's day-to-day operations.

This press release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find it:

UMT Holdings will file with the Commission a registration statement on Form S-4 concerning the proposed Merger that will include a proxy statement/prospectus. The Company will file a proxy statement with the Commission in connection with the proposed Merger. The Company will send the proxy statement to its shareholders to seek their approval of the proposed Merger.

WE URGE INVESTORS AND SECURITY HOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT/PROSPECTUS DESCRIBED ABOVE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE COMMISSION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING BUSINESS AND FINANCIAL INFORMATION ABOUT THE COMPANY AND UMT HOLDINGS.

When filed, the proxy statement/prospectus and other documents filed with the Commission may be obtained free of charge at the website maintained by the Securities and Exchange Commission at www.sec.gov. The proxy statement/ prospectusand other documents filed with the Commission may also be obtained free of charge, when filed, by requesting them in writing or by telephone from UMT Holdings, Investor Services, Lauren Myers, 1702 N. Collins Boulevard, Suite 100, Richardson, Texas 75080, (972) 370-9039, or, with respect to the proxy statement, from the Company, Investor Relations, 5740 Prospect Avenue, Suite 1000, Dallas, Texas 75206, (214) 237-9305. If you have any questions about the Merger, please contact the Company's Information Agent, Morrow & Co., Inc., 39 South LaSalle Street, Suite 909, Chicago, Illinois 60603, (312) 236-8600.

The Company and its executive officers and directors may be deemed to be participants under the rules of the Commission in the solicitation of proxies from shareholders of the Company. A list of the names of those directors and executive officers and descriptions of their interests in the Company will be contained in the proxy statement/prospectus which will be filed by the Company with the Commission. Shareholders may obtain additional information about the interest of the directors and executive officers in the proposed trans-action by reading the proxy statement/prospectus when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements:

This press release includes certain statements that are not statements of historical fact and that may constitute 'forward-looking statements' within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon the beliefs of management of the Company and assumptions made by and information currently available to the Company. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events, or performance, as well as underlying assumptions and statements that are other than statements of historical fact, including statements regarding the ability of the Company to consummate the proposed merger, the expected benefits of the proposed merger, the expected closing date of the proposed merger and the ability of the Company and UMT Holdings to successfully consolidate and leverage their businesses.
When used in this document, the words 'expects,' 'anticipates,' 'estimates,' 'plans,' 'intends,' 'projects,' 'predicts,' 'believes,' 'may' or 'should,' and similar expressions, are intended to identify forward-looking statements.

Forward-looking statements reflect the current view of the Company's management with respect to future events. Many factors could cause the actual results, performance or achievements of the Company or the combined company to be materially different from any future results, performance, or achievements that may be expressed or implied by such forward-looking statements, including, but not limited to, whether the proposed transaction will prove to be successful. Such factors include risks and uncertainties specific to the proposed merger, including not limited to adverse effects on the Company's operating results because of failure to complete the transaction (due to failure to obtain stockholder or regulatory approvals or to satisfy all of the other conditions to the transaction), failure by the parties to successfully integrate their respective businesses, processes and systems in a timely and cost-effective manner, delay in obtaining effectiveness of the registration statement, transaction costs, unknown liabilities, general economic and business conditions and other economic, business, competitive and/or regulatory factors affecting the proposed merger.

Investors are cautioned that all forward-looking statements involve those risks and uncertainties detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 . Forward-looking statements speak only as of the date they are made and the Company does not undertake any duty or obligation to update any forward-looking statements in light of new information or future events.

For further information, contact:

	Cricket Griffin, President, United Mortgage Trust
	5740 Prospect Avenue, Suite 1000, Dallas, TX 75206
	(214) 237-9305